Exhibit 32.1


                        CERTIFICATION PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, in his capacity as the Chief Executive Officer of United Natural Foods, Inc., a Delaware corporation (the "Company"), hereby certifies that the Quarterly Report of the Company on Form 10-Q for the period ended January 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.


                                              /s/ Steven H. Townsend
                                              ----------------------------------
                                              Steven H. Townsend
                                              Chief Executive Officer

                                              March 14, 2005


Note: A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.